UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2020

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2020, Materion Corporation (the “Company”) announced that Shelly M. Chadwick will become the Company’s Vice President, Finance and Chief Financial Officer, effective as of December 1, 2020. Ms. Chadwick succeeds Joseph P. Kelley, who departed from the Company earlier in the year. Ms. Chadwick will assume the roles of the Company’s principal financial and accounting officer from Stephen F. Shamrock, who was acting as interim principal financial and accounting officer and will continue with the Company as Vice President, Corporate Controller and Investor Relations.

Ms. Chadwick, age 48, previously served as Vice President – Finance and Chief Accounting Officer of The Timken Company, a designer and manufacturer of engineered bearings and power transmission products, since September 2016. Ms. Chadwick joined Timken in 2011 as Assistant Corporate Controller, was named Corporate Controller of Timken’s Process Industries segment in 2013 and became Timken’s Vice President of Treasury in 2014.

In connection with her employment, Ms. Chadwick will receive a base salary of $420,000 and will be eligible to participate in the Company's annual management incentive plan and the long-term incentive program. Ms. Chadwick also received a one-time cash payment of $144,500 in connection with her hiring. Ms. Chadwick also received a one-time restricted stock unit grant valued at $920,000 in grant date fair value. Ms. Chadwick will also enter into the Company’s standard executive officer indemnification agreement and severance agreement. The forms of the Company’s executive officer indemnification agreement and severance agreement were previously filed with the SEC as Exhibit 10.2 and Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

November 3, 2020	By:	/s/ Gregory R. Chemnitz
Gregory R. Chemnitz
Vice President, General Counsel and Secretary